Basis of presentation (Policies)	12 Months Ended
Dec. 31, 2021
Basis of Presentation [Abstract]
Basis of presentation	Basis of presentationThese consolidated financial statements are prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) and were approved by our Board of Directors on February 15, 2022.Our consolidated financial statements have been prepared under the historical cost basis, except for certain items as discussed in the applicable accounting policies.
Change in functional and reporting currency
Change in functional and reporting currency

Determination of functional currency may involve certain judgments to determine the primary economic environment. We reconsider the functional currency of our entities if there is a change in events and conditions which determine the primary economic environment. We have determined that, as a result of the acquisition of Norbord Inc. (the “Norbord Acquisition”), the functional currency of our Canadian operations has changed from Canadian dollars (“CAD” or “CAD$”) to United States dollars (“USD” or “US$”). We considered a variety of factors when making this decision, the most significant being an increase in the level of sales made in USD, a portion of operating expenses being incurred in USD, and increased levels of USD financing.

Concurrent with the change in functional currency, we also changed our reporting currency from CAD to USD. This change in reporting currency is to better reflect our business activities, following the increased presence in the U.S. as a result of the Norbord Acquisition and in connection with the listing of West Fraser’s common shares on the NYSE on February 1, 2021.

A change in functional currency is applied prospectively and must be based on a change in economic facts, events and conditions. In contrast, a change in reporting currency requires retroactive restatement. Both changes have specific transition rules under IAS 21, The Effects of Changes in Foreign Exchange Rates (“IAS 21”).

As at and for the year ended December 31, 2020 and all prior periods, our functional and reporting currency was CAD as described in our audited annual consolidated financial statements. The currency remeasurement of our results applied the IAS 21 transitional rules.

To prepare our December 31, 2020 and January 1, 2020 consolidated balance sheets, all assets and liabilities were translated into USD at the closing exchange rate on December 31, 2020 and December 31, 2019 respectively, as listed below. Equity items were retroactively restated at historical exchange rates to give effect to the change in reporting currency. The accounting policy used to translate the equity items prior to 2020 was to use the annual average exchange rate for each equity transaction that occurred in the year. For 2020, equity items were translated quarterly using the average exchange rate for each quarter.

To prepare our 2020 consolidated statement of earnings, all revenues and expenses were translated into USD at the average exchange rate for each quarter, with no adjustments to the measurement of or accounting for previously reported results. To prepare our 2020 consolidated statement of cash flow, all items were translated into USD at the average exchange rate for each quarter, with no adjustments to the measurement of or accounting for previously reported results.

Basis of consolidation
Basis of consolidation
These consolidated financial statements include the accounts of West Fraser and its wholly-owned subsidiaries after the elimination of intercompany transactions and balances.

Our material subsidiaries are West Fraser Mills Ltd. and Norbord Inc. Our 50%-owned joint operations, Alberta Newsprint Company and Cariboo Pulp & Paper Company, are accounted for by recognizing our share of the assets, liabilities, revenues, and expenses related to these joint operations.

Use of estimates and judgments
Use of estimates and judgments

The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual amounts could differ materially from these and other estimates, the impact of which would be recorded in future periods. Management is also required to exercise judgment in the process of applying accounting policies. Information about the significant areas of estimation uncertainty and critical judgments in applying accounting policies that have the most significant effect on the amounts recognized in the consolidated financial statements is included in the following notes:

•Note 2 – Determination of functional currency
•Note 3 – Fair value of PPE and intangible assets acquired in business combinations
•Note 5 – Valuation of inventories
•Note 6 – Recoverability of PPE
•Note 6 – Estimated useful lives of PPE
•Note 8 – Recoverability of goodwill
•Note 11 – Reforestation and decommissioning obligations
•Note 13 – Defined benefit pension plans
•Note 15 – Equity-based compensation
•Note 18 – Income taxes
•Note 25 – CVD and ADD duty dispute

Revenue recognition
Revenue recognition

Revenue is derived primarily from product sales and is recognized when a customer obtains control over the goods. The timing of transfer of control to customers varies depending on individual terms of the sales contract. For most of our sales, control is obtained by the customer when the product is loaded on a common carrier at our mill. Some of our revenue is recognized when the product is delivered to the customer or when it is loaded on an ocean carrier. The amount of revenue recognized is net of our estimate for early payment discounts and volume rebates.

Revenue includes charges for freight and handling. The costs related to these revenues are recorded in freight and other distribution costs.

Foreign currency translation effective from February 1, 2021
Foreign currency translation effective from February 1, 2021

The consolidated financial statements are presented in USD, which was determined to be the functional currency of our U.S. operations, and the majority of our Canadian operations.

For these entities, all transactions not denominated in our U.S. functional currency are considered to be foreign currency transactions. Foreign currency-denominated monetary assets and liabilities are translated using the rate of exchange prevailing at the reporting date. Gains or losses on translation of these items are included in earnings and reported as
Other. Foreign currency denominated non-monetary assets and liabilities, measured at historic cost, are translated at the rate of exchange at the transaction date.

Our European operations have British pound sterling and Euro functional currencies and our Canadian newsprint operation has a Canadian dollar functional currency. Assets and liabilities of these entities are translated at the rate of exchange prevailing at the reporting date, and revenues and expenses at average rates during the period. Gains or losses on translation are included as a component of shareholders’ equity in accumulated other comprehensive earnings.

Impairment of long-lived assets
Impairment of capital assets

We assess property, plant and equipment, timber licences, and other definite-lived intangibles for indicators of impairment at each reporting date and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

Impairment testing is applied to individual assets or cash generating units (“CGUs”), the smallest group of assets that generates cash inflows that are largely independent of the cash inflows of other assets or groups of assets. We have identified each of our mills as a CGU for impairment testing unless there is economic interdependence of CGUs, in which case they are grouped for impairment testing.

When a triggering event is identified, recoverability of long-lived assets is assessed by comparing the carrying amount of the asset or CGU to the estimated recoverable amount, which is the higher of its estimated fair value less costs of disposal or its value in use.

Fair value less costs of disposal is determined by ascertaining the price that would be received to sell an asset in an orderly transaction between market participants under current market conditions, less incremental costs directly attributable to the disposal. Value in use is determined by measuring the pre-tax cash flows expected to be generated from the asset over its estimated useful life discounted by a pre-tax discount rate.

Where an impairment loss for long‑lived assets subsequently reverses, the carrying amount of the asset or CGU is increased to the lesser of the revised estimate of its recoverable amount and the carrying amount that would have been recorded had no impairment loss been previously recognized.

Fair value measurements
Fair value measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using another valuation technique. Fair value measurements are categorized into Level 1, 2 or 3 based on the degree to which the inputs to the fair value measurement are observable and the significance of the inputs. Our fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value.

The three levels of the fair value hierarchy are:

Level 1
Values based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2
Values based on inputs other than quoted prices that are observable for the asset or liability, directly or indirectly.

Level 3
Values based on valuation techniques that require inputs which are both unobservable and significant to the overall fair value measurement.

Accounting standards, amendments and interpretations issued but not yet applied
Accounting standards, amendments and interpretations issued but not yet applied

There are no standards or amendments or interpretations to existing standards issued but not yet effective which are expected to have a material impact on our consolidated financial statements.

Business combination
Accounting policies

Business combinations are accounted for using the acquisition method. We measure goodwill at the acquisition date as the fair value of the consideration transferred less the fair value of the identifiable assets acquired and liabilities assumed. The determination of the fair value of the assets acquired and liabilities assumed requires management to use estimates that contain uncertainty and critical judgments. Transaction costs in connection with business combinations are expensed as incurred.

Valuation techniques utilized

We engaged a valuations expert to assist with the determination of estimated fair value for acquired working capital, property, plant and equipment, and intangible assets.

We applied the market comparison technique and cost technique in determining the fair value of acquired property, plant, and equipment. We considered market prices for similar assets when they were available, and depreciated replacement cost in other circumstances. Depreciated replacement cost reflects adjustments for physical deterioration as well as functional and economic obsolescence. The key assumptions used in the estimation of depreciated replacement cost are the asset’s estimated replacement cost at the time of acquisition and estimated useful life.

We applied the multi-period excess earnings method in determining the fair value of the customer relationship intangible recognized in the Norbord Acquisition. The multi-period excess earnings method considers the present value of incremental after-tax cash flows expected to be generated by the customer relationship after deducting contributory asset charges. The key assumptions used in applying the valuation technique include: the forecasted revenues relating to Norbord’s existing customers at the time of acquisition, the forecasted attrition rates relating to these customers, forecasted operating margins, and the discount rate.
Balances that required significant fair value adjustments for purchase price accounting included inventory, property, plant and equipment, and customer relationship intangibles. The resulting goodwill and deferred income tax liabilities were also significant.
Factors contributing to goodwill include the Norbord workforce and assets that are geographically complementary to our existing facilities and offer close access to large markets and timber baskets. The Norbord Acquisition also provides increased scale and geographic diversification of manufacturing and markets. The goodwill of $1,339 million is not deductible for tax purposes.
Purchase consideration is preliminary as at December 31, 2021, subject to finalization of certain post-close working capital adjustments. Our valuation of property, plant and equipment and intangibles remains preliminary as at December 31, 2021.

Factors contributing to goodwill include the Angelina workforce and assets that are geographically complementary to our existing facilities and offer close access to large markets and timber baskets. The goodwill of $78 million is deductible for tax purposes.

We have incorporated the mill into our Lumber segment. Acquisition costs were nominal and have been expensed in selling, general, and administration.

Financial Results
The following tables represent the actual results of Norbord and Angelina included in our statement of earnings and the proforma results of operations for the year ended December 31, 2021. The proforma results assume the Norbord Acquisition and the Angelina Acquisition occurred on January 1, 2021, and that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition occurred on January 1, 2021.

Results Attributable to Acquired Businesses ($ millions)	Norbord Results for February 1 to December 31, 2021[1,3]	Angelina Results for December 1 to December 31, 2021[2,3]	Total
Sales	$4,175	$15	$4,190
Operating earnings	1,915	1	1,916
Earnings	1,427	1	1,428
1.Represents the results of the Norbord operations since the acquisition date that are included in our results.
2.Represents the results of the Angelina operations since the acquisition date that are included in our results.
3.Operating earnings and earnings Include purchase price accounting impacts of $93 million expense and $2 million expense for the one-time inventory adjustments in cost of products sold relating to the Norbord Acquisition and Angelina Acquisition, respectively.

Proforma 2021 Results ($ millions)	West Fraser Actual Results[2] 2021	Norbord Proforma Results[1] Jan-21	Angelina Proforma Results[1] Jan-21 to Nov-21	West Fraser Proforma Results[1,2] 2021
Sales	$10,518	$277	$163	$10,958
Operating earnings	3,945	115	61	4,121
Earnings	2,947	86	57	3,090
1.These unaudited proforma results have been provided as required per IFRS 3 - Business Combinations. West Fraser proforma YTD-21 presents West Fraser’s results as if the Norbord Acquisition and Angelina Acquisition were completed on January 1, 2021.
2.Operating earnings and earnings include purchase price accounting impacts of $93 million expense and $2 million expense for the one-time inventory adjustments in cost of products sold relating to the Norbord Acquisition and Angelina Acquisition, respectively.

Cash and short-term investments	Cash and short‑term investments consist of cash on deposit and short‑term interest-bearing securities maturing within three months of the date of purchase.
Inventories	Inventories are valued at the lower of cost and net realizable value, with cost determined on an average cost basis. The cost of finished goods inventories includes direct material, direct labour, and an allocation of overhead.
Property, plant and equipment
Property, plant and equipment are recorded at historical cost, less accumulated amortization and impairment losses. Expenditures for additions and improvements are capitalized. Borrowing costs are capitalized when the asset construction period exceeds 12 months and the borrowing costs are directly attributable to the asset. Expenditures for maintenance and repairs are charged to earnings. Upon retirement, disposal, or destruction of an asset, the cost and related amortization are derecognized and any resulting gain or loss is included in earnings.
Property, plant and equipment are amortized on a straight-line basis over their estimated useful lives as follows:

Buildings	10 - 30 years
Manufacturing plant, equipment and machinery	6 - 25 years
Fixtures, mobile and other equipment	2 - 10 years
Roads and bridges	Not exceeding 40 years
Major maintenance shutdowns	1 - 2 years
Construction-in-progress includes the purchase price and any costs directly attributable to bringing the asset to the location and condition necessary for its intended use. Construction-in-progress is not depreciated. Once the asset is complete and available for use, the construction-in-progress balance is transferred to the appropriate category of property, plant and equipment, and depreciation commences.
Timber licences and other intangibles	Timber licences, which are renewable or replaceable, are recorded at historical cost, less accumulated amortization and impairment losses. Timber licenses are amortized on a straight-line basis over their estimated useful lives of 40 years.
Goodwill
Goodwill represents the excess purchase price paid for a business acquisition over the fair value of the net assets acquired. Goodwill is tested annually for impairment, or more frequently if an indicator of impairment is identified.

The customer relationship intangible asset relates to the Norbord Acquisition and is amortized straight-line over 10 years.
Other intangibles are recorded at historical cost less accumulated amortization and impairments. Other intangibles include software which is amortized over periods of up to five years and non‑replaceable finite term timber rights which are amortized as the related timber volumes are logged.

Goodwill is allocated to CGUs or groups of CGUs that are expected to benefit from the synergies of the business combination from which it arose. The allocation is based on the lowest level at which goodwill is monitored internally.

Recoverability of goodwill is assessed by comparing the carrying value of the CGU or group of CGUs associated with the goodwill balance to its estimated recoverable amount, which is the higher of its estimated fair value less costs of disposal or its value in use.

An impairment write down is recorded if the carrying value exceeds the estimated recoverable amount. Goodwill impairment losses cannot be reversed.

Reforestation and decommissioning obligations	Reforestation obligations are measured at the present value of the expenditures expected to be required to settle the obligations and are accrued and charged to earnings when timber is harvested. The reforestation obligation is accreted over time through charges to finance expense and reduced by silviculture expenditures. The reforestation obligation is reviewed at least annually, and changes to estimates are credited or charged to earnings.
We record a liability for decommissioning obligations, such as landfill closures, in the period a reasonable estimate can be made. The liability is determined using estimated closure costs and discounted using an appropriate discount rate. On initial recognition, the carrying value of the liability is added to the carrying amount of the associated asset and amortized over its useful life or expensed when there is no related asset. The liability is accreted over time through charges to finance expense and reduced by actual costs of settlement. Decommissioning obligations are reviewed annually and changes to estimates result in an adjustment of the carrying amount of the associated asset or, where there is no asset, they are credited or charged to earnings.

Reforestation and decommissioning obligations are discounted at the risk-free rate at the balance sheet date and accreted over time through periodic charges to earnings. The liabilities are reduced by actual costs of settlement.

Transaction costs	Transaction costs related to debt financing or refinancing are deferred and amortized over the life of the associated debt. When our operating loan is undrawn, the related deferred financing costs are recorded in other assets.
Post-retirement benefits
We record a retirement asset or liability for our employee defined benefit pension and other retirement benefit plans by netting our plan assets with our plan obligations, on a plan-by-plan basis.
The cost of defined benefit pensions and other retirement benefits earned by employees is actuarially determined using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using market yields from high quality corporate bonds with cash flows that approximate expected benefit payments at the balance sheet date. Plan assets are valued at fair value at each balance sheet date.
Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to equity through other comprehensive earnings in the period in which they arise.
Past service costs arising from plan amendments are recognized immediately. The finance amount on net retirement balances is classified as finance expense.
A gain or loss on settlement is recognized in earnings, calculated as the difference between the present value of the defined benefit obligation being settled, as determined on the date of settlement, and the settlement amount.
For defined contribution plans, pension expense is the amount of contributions we are required to make in respect of services rendered by employees.

Equity-based compensation
We estimate the fair value of outstanding share options using the Black-Scholes valuation model and the fair value of our PSU plan and directors’ DSU plan using an intrinsic valuation model at each balance sheet date. We record the resulting expense or recovery, over the related vesting period, through a charge or recovery to earnings.
From time to time, we enter into equity derivative contracts to provide a partial offset to our exposure to fluctuations in equity-based compensation from our stock option, PSU and DSU plans. These derivatives are fair valued at each balance sheet date using an intrinsic valuation model and the resulting expense or recovery is offset against the related equity-based compensation. If a share option holder elects to acquire Common shares, both the exercise price and the accrued liability are credited to shareholders’ equity.

Tax provision
Tax expense for the period is comprised of current and deferred tax. Tax expense is recognized in the consolidated statement of earnings, except to the extent that it relates to items recognized in other comprehensive earnings in which case it is recognized in other comprehensive earnings.
Deferred taxes are provided for using the liability method. Under this method, deferred taxes are recognized for temporary differences between the tax and financial statement basis of assets, liabilities and certain carry-forward items.
Deferred tax assets are recognized only to the extent that it is probable that they will be realized. Deferred income tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of substantive enactment.

Earnings per share
Basic earnings per share is calculated based on earnings available to Common shareholders, as set out below, using the weighted average number of Common shares and Class B Common shares outstanding.
Diluted earnings per share is calculated based on earnings available to Common shareholders adjusted to remove the actual share option expense (recovery) charged to earnings and after deducting a notional charge for share option expense assuming the use of the equity‑settled method, as set out below. The diluted weighted average number of shares is calculated using the treasury stock method. When earnings available to Common shareholders for diluted earnings per share are greater than earnings available to Common shareholders for basic earnings per share, the calculation is anti‑dilutive and diluted earnings per share are deemed to be the same as basic earnings per share.

Government assistance	Government assistance received that relates to the construction of manufacturing assets is applied to reduce the cost of those assets. Government assistance received that relates to operational expenses is applied to reduce the amount charged to earnings for the operating item. Government assistance is recognized when there is reasonable assurance that the amount will be collected and that all the conditions will be complied with.
Financial instruments	All financial assets and liabilities, except for derivatives, are initially measured at fair value and subsequently measured at amortized cost using the effective interest rate method. Derivatives are measured at fair value through profit or loss (“FVTPL”).
Countervailing and antidumping duty dispute
The CVD and ADD rates apply retroactively for each POI. We record CVD as export duty expense at the cash deposit rate until an AR finalizes a new applicable rate for each period of investigation (“POI”). We record ADD as export duty expense by estimating the rate to be applied for each POI by using our actual results and a similar calculation methodology as the USDOC and adjust when an AR finalizes a new applicable rate for each POI. The difference between the cash deposits and export duty expense is recorded on our balance sheet as export duty deposits receivable or other liabilities as applicable, along with any adjustments to finalized rates.
The difference between the cash deposit amount and the amount that would have been due based on the final AR rate will incur interest based on the U.S. federally published interest rate. We record interest income on our duty deposits receivable, net of any interest expense on our duty deposits payable, based on this rate.